Exhibit 10-h-1
ROCKWELL COLLINS, INC.
APPROVAL OF
SECOND AMENDMENT TO THE
ROCKWELL COLLINS NON-QUALIFIED PENSION PLAN
(as Amended and Restated effective January 1, 2005)

The undersigned, Laura A. Patterson, Vice President, Rewards & Labor Strategy, Rockwell Collins, Inc. (the “Company”), for and on behalf of the Company and pursuant to the authority provided to me by the Company’s Senior Vice President, Human Resources, does hereby approve, the Second Amendment to the Rockwell Collins Non-Qualified Pension Plan (as Amended and Restated effective January 1, 2005), in the manner set forth in the attached, to provide for the payment of benefits to satisfy the conditions of a domestic relations order, or satisfaction of a participant’s tax obligations relating to the Plan benefit.

Dated this 20th day of January 2017.

/s/ Laura A. Patterson
Laura A. Patterson
Vice President
Rewards & Labor Strategy

SECOND AMENDMENT
TO THE
ROCKWELL COLLINS NON-QUALIFIED PENSION PLAN
(as Amended and Restated effective January 1, 2005)

The Rockwell Collins Non-Qualified Pension Plan, as amended and restated effective January 1, 2005 (the “Plan”), is hereby amended, effective as of the date specified below, in the following respects:

1.    The Plan is hereby amended, effective January 1, 2017, by adding a new section 2.035(c) to read as follows:

(c)	Any benefit payment otherwise payable under the Plan on or after January 1, 2017, may be reduced for:

(i)
Compliance with Domestic Relations Order. Paid to an individual other than the Participant as necessary to comply with the provisions of a domestic relations order (as defined in Code Section 414(p)(1)(B)) that the Plan Administrator accepts in its sole discretion; or

(ii)
Payment of Employment Taxes. Withheld to satisfy any tax obligations of the Participant relating to such Participant’s benefit under the Plan, including federal employment taxes under Code Sections 3101, 3121(a) or 3121(v)(2), any federal tax withholding provisions or corresponding withholding provisions of applicable state, local or foreign tax laws as a result of the payment of federal employment taxes, and additional taxes attributable to the pyramiding under Code Section 3401.